UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 28, 2008

ARGAN, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31756	13-1947195
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

One Church Street, Suite 401, Rockville, MD	20850
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (301) 315-0027

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 28, 2008, Argan, Inc. (the “Company”), Southern Maryland Cable, Inc., Vitarich Laboratories, Inc., Gemma Power, Inc., Gemma Power Systems California, Inc., Gemma Power Systems, LLC, and Gemma Power Hartford, LLC (each together with the Company, the “Borrowers”) entered into a First Amendment to Second Amended and Restated Financing and Security Agreement (the “Amendment”) with Bank of America, N.A. (the “Lender”). The Amendment extends the term of the Borrowers’ revolving credit facility with the Lender to May 31, 2010 and the Borrowers paid the Lender a renewal fee of $15,000 for this extension.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARGAN, INC.

Date: April 1, 2008	By:	/s/ Arthur F. Trudel
Arthur F. Trudel, Jr.
Senior Vice President, Chief Financial Officer and Corporate Secretary